LOGITEK, INC.
                          101 Christopher Street
                          Ronkonkoma, N.Y. 11779

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD NOVEMBER 23 , 1998

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Logitek, Inc. (the "Company") will be held at the principal offices of the Company, 101 Christopher St., Ronkonkoma, N.Y. 11779, on November 23,1998, at 6:00 P.M., New York time, for the following purposes:

1. To elect a board of three directors, each to serve for a term of one year and until his successor shall have been duly elected and qualified.

2. To elect Marcum & Kliegman, Certified Public Accountants, 130 Crossways Park Drive, Woodbury, N.Y. 11797 as the Company's independent certified public accountants.

3. To transact such other business as may properly come before the meeting, or any adjournment thereof.

Shareholders of record at the close of business on October 26, 1998 will be entitled to notice of and to vote at the meeting.


                              By Order of the Board of Directors,

                              Herbert L. Fischer, Chairman


 Dated:October 29, 1998
       Ronkonkoma, N.Y.


IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WISH YOUR
SHARES TO BE VOTED, PLEASE DATE, SIGN AND MAIL THE ACCOMPANYING
FORM OF PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

                               LOGITEK, INC.
                            101 Christopher St.
                          Ronkonkoma, N.Y. 11779


                              PROXY STATEMENT

The accompanying proxy is solicited by and on behalf of the Board of Directors of Logitek, Inc.,a New York corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held at the office of the Company, 101 Christopher St., Ronkonkoma, N.Y. 11779, on November 23,1998, at 6:00 P.M., New York time (the "Meeting"), or any adjournments thereof. Shareholders of record at the close of business on October 26,1998, will be entitled to vote at the meeting.

The Company will solicit proxies by mail. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of the shares held of record by such persons, and the Company will reimburse them for the reasonable out-of-pocket expenses incurred by them in so doing.

The shares represented by the accompanying proxy will be voted as directed with respect to all matters or, if no direction is indicated, will be voted in favor of all matters as listed below.Each proxy executed and returned by a shareholder may be revoked at any time hereafter by giving written notice of such revocation to the Secretary of the Company, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy.

The Annual Report to Shareholders for the fiscal year ended June 30, 1998, including financial statements, is being sent to shareholders on or before the date of this Proxy Statement. The date of this Proxy Statement is the approximate date on which the Proxy Statement and form of proxy are first being sent or given to shareholders.

               VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

On October 1, 1998, the Company had outstanding 3,382,859 shares of common stock, par value $.01 per share ("Common Shares"), each of which entitled the holder to one vote. Voting is not cumulative.

The table on the following page sets forth information as of October 1, 1998, with respect to all shareholders known by the Company to be the beneficial owners of more than 5% of the outstanding Common Shares, all directors, and all directors and executive officers as a group.Except as noted below, each shareholder has sole voting and investment power with respect to the shares shown.

Name and Address of
Beneficial Owner                          Number of Common               %
                                         Shares Beneficially
                                                Owned


Logitek Employee Stock Ownership
  Plan ("ESOP")
  101 Christopher St.
  Ronkonkoma, N.Y. 11779                       479,128                 14.2


Herbert L. Fischer
  President & CEO
  101 Christopher St.
  Ronkonkoma, N.Y. 11779          (1)         1,254,689                37.1


Howard Fein, Director
  101 Christopher St.
  Ronkonkoma, N.Y. 11779          (2)            12,500                  .4


Francis Vucci, Director
  101 Christopher St.
  Ronkonkoma, N.Y. 11779          (2)            12,500                  .4



(1) 882,080 owned outright by Mr. Fischer, 250,000 shares subject to stock option exercise and 122,609 shares vested in the Company's ESOP.
(2)  Shares subject to stock option exercise.

                            ELECTION OF DIRECTORS

     A board of three directors is proposed to be elected at the meeting to hold office for a term of one year and until their respected successors shall have been duly elected and shall have qualified. The proxy will vote all proxies received "FOR" the election of all matters listed below if no direction to the contrary is given. In the event that any nominee is unable to serve, the proxy solicited herewith may be voted, in the discretion of the proxy, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate that this will occur.

The following information with respect to business experience, age, and directorship for the past five years has been furnished to the Company as of October 1, 1998 by each person nominated for election as a director.

Name                         Age       Principal Occupation        Director
                                         and Experience   Continuosly Since


Herbert L. Fischer            64      Chairman of the Board,
                                        President  and CEO          1970

Howard Fein                   56      President of Fein & Fein
                                       P.C., Certified Public
                                       Accountants for the past 25
                                                years               1986

Francis J. Vucci              46       Executive V.P. Treasurer &
                                          Board Member of the
                                             Falstrom Co.           1995



All directors were elected at the annual meeting of shareholders held on November 24, 1997,to hold office for a term of one year and until their successors are elected and qualified. The Board does not have any committees.

The following are the executive officers of the Company; indicating their position with the Company, their age and their five year background:

Herbert Fischer has been Chairman of the Board, President and Chief Executive Officer of the Company since 1969. Mr. Fischer is not affiliated with any other public companies.

Jack Piscotta has been Vice President of Quality Control since July 1997. Previously he had been the Material Quality Manager at Gull Electronics from July 1985 through July 1996.

Robert Carson has been Vice President of Manufacturing since July 1997. Previously he had been Manufacturing Manager at Miltope Corporation from 1981 through 1994.

Michael Maletta has been Vice President of Sales since July 1997. Previously he had been in various sales and marketing positions in his twenty plus year career.



COMPENSATION

The tables on the following pages set forth the executive compensation paid by the Company for each executive officer/director of the Company whose cash compensation exceeded $100,000 during the past three fiscal years.


SUMMARY COMPENSATION TABLE

                                                             Long-Term
                                                             Compensation
                                 Annual Compensation         Awards

(a)                      (b)     (c)     (d)     (e)        (f)        (g)
                                                Other    Restricted  Options
Name & Principal                                Annual     Stock      SAR's
Position                Year   Salary   Bonus   Comp.      Awards

Herrbert Fischer
President & CEO        1998    250,000   30,000
                       1997    237,000   25,000
                       1996    225,000        0


(1) Herbert Fischer has a one-year employment agreement with the Company which is renewable annually. The agreement provides for a base annual salary of $275,000 plus a cost of living increase, such increase has never been received. In June 1992, Mr. Fischer voluntarily reduced his salary to $125,000 and in October 1993 the Board of Directors increased his salary to $175,000.




                Options/ SAR Grants in Last Fiscal Year

                           Individual Grants
            (a)          (b)          (c)                 (d)          (e)

Name                  Options   % of Total Options    Exercise or  Expiration
                      SAR's     Granted to Employees  Base Price      Date
                      Granted    in Fiscal Year        Per Share



Jack Pisciotta        50,000              27             .70        12/30/07

Robert Carson         50,000              27             .70        12/15/07

Michael Maletta       50,000              27             .71        02/04/08

Edward Palmese        25,000              14             .81        05/21/08

Gregory Zoraian        5,000               3             .68        08/20/07

Howard Fein            2,500               1             .70        12/15/07

Francis Vucci          2,500               1             .70        12/15/07




Aggregated Option/SAR Exercises in Last Fiscal Year and
FY-End Option/SAR Values

     (a)             (b)             (c)             (d)           (e)

                                                  Number of         Value of
                                             Unexercised Options  Unexercised
Name       Shares Acquired     Value Ralized    Exercisablr/    In the Money
            On Exercise (#)         ($)        Unexercisable   Options at Y/E


Herbert Fischer
President & CEO                                   250,000          125,000

Howard Fein
Director                                           13,500            5,625

Francis Vucci
Director                                           12,500            5,125

Jack Pisciotta                                     50,000            2,500

Robert Carson                                      50,000            4,500

Michael Maletta                                    50,000            2,000

Edward Palmese                                     25,000                0

Gregory Zoraian                                     5,000              350

(1) Based on the average bid and asked prices of $.75 for the quarter ended June 30, 1998.
(2)  All directors of the Company receive $150 per meeting attended..

                            II.  OTHER BUSINESS

As of the date of this Proxy Statement, the only business which the Board of Directors intends to present, and knows that others will present, at the Meeting is that hereinabove set forth. If any other matter or matters are properly brought before the Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgement.





                                ACCOUNTANTS
For the fiscal year ended June 30, 1998 the accounting firm of Marcum & Kliegman served as the Company's principal accountants. Representatives of Marcum & Kliegman are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire and will be available to respond to questions.










                           SHAREHOLDER PROPOSALS

The Annual Meeting of the Company for the year ending June 30, 1998, is scheduled to be held on November 23, 1998. In order to have any proposal presented at the Company's shareholder meeting the proposal must be received at the Company's executive offices no later than June 15, 1998, for inclusion in the proxy statement and form of proxy related to that meeting.


                                   By the Order of the Board of Directors,


                                   Herbert L. Fischer, Chairman


    Dated:October 29,1998
          Ronkonkoma, N.Y.






A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR
ENDED JUNE 30, 1998 MAY BE OBTAINED BY SHAREHOLDERS SOLICITED
HEREBY (WITHOUT CHARGE) UPON WRITTEN REQUEST SENT TO MR.
HERBERT L. FISCHER, CHAIRMAN, LOGITEK, INC., 101 CHRISTOPHER ST.,
RONKONKOMA, N.Y. 11779.


P
                                   LOGITEK, INC.
            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Proxy for Annual Meeting of Shareholders November 23 , 1998

     The undersigned, revoking any proxy heretofore given, hereby appoints Herbert L. Fischer, proxy of the undersigned, with full power of substitution, with respect to all the Common Shares which the undersigned is entitled to vote at the Annual Meeting of Logitek, Inc. (the "Company") to be held on November 23 , 1998 at 6:00 P.M., New York time, at the offices of the Company, 101 Christopher St., Ronkonkoma, N.Y. or any adjournment thereof.
     Unless a contrary direction is indicated, this proxy will be voted FOR all matters; if specific instructions are indicated, this Proxy will be voted in accordance therewith.
     In his discretion, the Proxy is authorized to transact such other business as may properly come before the meeting, or any adjournment thereof.
    The Board of Directors recommends a vote FOR (please circle your choice):
          1.  The election of the following directors:
For Against Herbert L.Fischer For Against Howard Fein ForAgainst Francis Vucci

          2. The election of Marcum & Kliegnman, CPA's, as the Company's independent accountants.
           For     Against
               To be completed and signed on reverse side)



R



O



X



Y

                           (continued from other side)

Dated           , 1998                              shares
                                        (Indicate # of Shares Voted)


(Print Your Name)          (Please sign as name appears hereon)
                  If the shares are registered in the names of two or more persons,each should sign.Executors, administrators, trustees,guardians,attorneys-in-fact, corporate officers, general partners and other persons acting in a representative capacity should add their titles.

The above signed hereby acknowledges receipts of the Notice of Annual Meeting, the Proxy Statement and Annual Report of the Company furnished herewith.

PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POST-PAID
ENVELOPE.